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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                November 4, 2002

                                   eBenX, Inc.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)



                0-28365                                 41-1758843
        (Commission File Number)            (IRS Employer Identification Number)


                         605 North Highway 169 Suite LL
                       Minneapolis, Minnesota          55441-6465
             (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code (763) 614-2000

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Item 5.  Other Events and Required FD Disclosure.

On November 4, 2002, eBenX, Inc. announced that it had entered into a merger agreement with SHPS, Inc., a private company. Attached as Exhibit 99.1 hereto is a Press Release which the Company released on November 4, 2002 announcing this transaction.

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                                  EXHIBIT INDEX

Item No.               Description
--------               -----------

 99.1                  Press Release dated November 4, 2002 announcing
                       Merger with SHPS, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      EBENX, INC.
                                      Registrant

Date:  November 5, 2002               By /s/ Randall J. Schmidt
                                         --------------------------------------
                                          Randall J. Schmidt
                                          Chief Financial Officer and Secretary